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                                                                         Exhibit



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 333-51546) pertaining to the ACR Group, Inc. 401(k) Plan of our report dated May 17, 2001, with respect to the financial statements and schedule of the ACR Group, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.

                                                    /s/ Ernst & Young LLP


Houston, Texas
June 25, 2001




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